Equity Investments (Notes)	6 Months Ended
Jun. 30, 2021
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]	Equity Investments
On October 12, 2018, the Company invested $100.0 million in a related party, Scorpio Tankers, through participation in a public offering on a basis equivalent to other investors. As a result of this investment, the Company became a significant investor in Scorpio Tankers, holding a total of approximately 54.1 million shares of common stock (subsequently adjusted to 5.4 million shares of common stock upon a one-for-ten reverse stock split by Scorpio Tankers effected in January 2019), which was approximately 10.9% of the then issued and outstanding shares of Scorpio Tankers. While the Company was not directly invested in Scorpio Tankers, prior to this investment, it shared a number of shareholders, directors and officers (see Note 10, Related Party Transactions), which along with its investment interest indicated its ability to exercise significant influence. Accordingly, this investment is accounted for under the equity method. The Company uses the fair value option in accounting for its investment in Scorpio Tankers based upon the quoted market price of Scorpio Tankers common stock.
In May 2020, the Company sold 2.25 million common shares of Scorpio Tankers for aggregate net proceeds of approximately $42.7 million. Following the sales, the Company continues to own in aggregate approximately 2.16 million common shares of Scorpio Tankers.
Below is a table of equity investment activity (in thousands):

Balance at December 31, 2020	$24,116
Gain from change in fair value of investment in Scorpio Tankers	23,405
Balance at June 30, 2021	$47,521

Dividend income from Scorpio Tankers common stock	$431